Exhibit 10.7

                    SETTLEMENT AND GENERAL RELEASE AGREEMENT



                  THIS SETTLEMENT AND GENERAL RELEASE AGREEMENT (the "Agreement") is made and entered into as of the 20th day of November, 2001 by and between Andrew Edwards ("AE"), an individual residing at 355 South End Avenue, Apartment 23F, New York, New York 10280, Vizacom Inc., a Delaware corporation (the "Company") and Renaissance Multimedia, Inc., a Delaware Corporation ("Renaissance" and together with AE and the Company, the "Parties"). The Parties acknowledge that the terms and conditions of this Agreement have been voluntarily agreed to and that such terms are final and binding.

                  WHEREAS, AE has been employed as a Vice President of the Company and as President of Renaissance;

                  WHEREAS, the Company desires to accept AE's resignation as an employee and officer of the Company and Renaissance; and

                  WHEREAS, the Parties now desire to settle fully and finally claims AE may have against the Company and Renaissance and that the Company and Renaissance may have against AE, including, but not limited to, any matters arising out of his employment with the Company and Renaissance and his separation therefrom.

                  NOW, THEREFORE, in consideration of the premises and mutual promises herein contained, it is agreed as follows:

                  1.     Non-Admission of Liability or Wrongdoing.
                         ----------------------------------------

                         This  Agreement  shall  not  be construed in any way as
an admission by the Parties that either of them has acted wrongfully with respect to the other or any other person or that any one of them has any rights whatsoever against the other.

                  2.     Resignation.
                         -----------

                         AE  hereby  resigns  as  an officer and employee of the
Company and Renaissance. AE agrees to return to the Company and Renaissance all assets, equipment or other items which in the possession of AE and which are owned by the Company not later than the date hereof.

                  3.     Consideration to AE.
                         -------------------

                         (a)   The Company shall pay to AE his unpaid reasonable
expenses incurred in the normal course of the fulfillment of his duties as an officer of the Company and Renaissance upon submission of customary documentation relating thereto, including the $3,079.67 incurred by AE on behalf of Renaissance on a credit card for which he is personally liable.


                         (b)   The Company shall issue to AE the promissory Note
in the form attached as Exhibit A hereto.

                         (c)   The  Company  shall  issue  to  AE  40,000 shares
(the "Shares") of common stock, par value $.001 per share, of the Company, constituting payment in full of any and all amounts which are or may be due from the Company to AE for any and all accrued and unpaid vacation, sick and personal days or other employee benefits, as well as severance. In connection with such issuance, AE shall execute and deliver to the Company an investment representation letter dated the date hereof in the form of Exhibit B hereto and a Lock-Up Agreement in the form of Exhibit C hereto. The Company shall deliver to AE certificates evidencing the ownership of such Shares no later than 20 days after the date hereof. The Company and AE shall execute and deliver the Registration Rights Agreement in the form of Exhibit D hereto.

                         (d)   The  Company shall pay to AE within five (5) days
of the date hereof all salary payable to AE that has been accrued through the date hereof.

                         (e)   The Company shall continue to make  all  payments
with respect to health insurance for AE's benefit comparable to that coverage made available to the Company's executive officers through February 2002. Thereafter, the Company will provide COBRA benefits to AE at AE's sole cost and expense.

                  4.     Complete Release.
                         ----------------

                         (a)   As  a material  inducement  to  the  Company  and
Renaissance to enter into this Agreement, AE hereby waives, releases and discharges the Company and Renaissance their subsidiaries and respective officers, directors, stockholders, employees, agents, attorneys, subsidiaries, servants, successors, insurers, affiliates and their successors and assigns, from any and all manner of action, claims, liens, demands, liabilities, causes of action, charges, complaints, suits (judicial, administrative or otherwise), damages, debts, obligations of any nature, past or present, known or unknown, whether in law or in equity, whether founded upon contract (expressed or implied), tort (including, but not limited to, defamation), statute or regulation (State, Federal or local), common law and/or any other theory or basis, from the beginning of the world to the date hereof, including, but not limited to, any claim that AE has asserted, now asserts or could have asserted, but not including any claim for the enforcement of this Agreement. This includes, but is not limited to, claims arising under Federal, State or local laws prohibiting employment or other discrimination or claims growing out of any legal restrictions on the Company's rights to terminate its employees, including without limitation any claim arising under Title VII of the United States Code or under any age or gender discrimination law. Nothing in this Section 4(a) limits, waives, releases or impairs any obligation which the Company or
Renaissance may have to indemnify AE pursuant to the certificate of incorporation or bylaws thereof.

                         (b)   As a material inducement to AE to enter into this
Agreement, the Company, Renaissance and their subsidiaries hereby irrevocably and unconditionally waive, release and discharge AE, his agents and attorneys, successors and assigns, from any and all manner of action, claims, liens, demands, liabilities, causes of action, charges, complaints, suits (judicial, administrative or otherwise), damages, debts, obligations of any nature, past or present, known or unknown, whether in law or in equity, whether founded upon contract (expressed or implied), tort (including, but not limited to, defamation), statute or regulation (State, Federal or local), common law and/or any other theory or basis, from the beginning of the world to the date hereof, including, but not limited  to,  any  claim  that  the Company or  Renaissance  has  asserted,  now asserts or could have asserted, but not including any (i) claims for the enforcement of this Agreement and (ii) action, claims, liens, demands, liabilities, causes of action, charges, complaints, suits (judicial, administrative or otherwise), damages, debts, demands or obligations of any other nature which directly arise out of or directly relate to any material willful misconduct, gross negligence or fraud committed by AE, or any violation by AE of Section 13(d) or 16 of the Securities Exchange Act of 1934, as amended, unless such actions were taken in good faith with a reasonable belief that such actions were in the best interests of the Company. As of the date hereof, the Company and Renaissance represent that they are not aware of any material willful misconduct, gross negligence or fraud on the part of AE.

                         (c)   It is understood  and  agreed by the Parties that
the facts and respective assumptions of law in contemplation of which this Agreement is made may hereafter prove to be other than or different from those facts and assumptions now known, made or believed by them to be true. The Parties expressly accept and assume the risk of the facts and assumptions to be so different, and agree that all terms of this agreement shall be in all respects effective and not subject to termination or reclusion by any such difference in facts or assumptions of law.

                  5.     Acknowledgments.
                         ---------------

                         AE acknowledges that:

                         (a)   He has  had  a  full  twenty-one (21) days within
which to consider this Agreement before executing it;

                         (b)   He  has  carefully read and fully understands all
of the provisions of this Agreement;

                         (c)   He  is,  through this  Agreement,  releasing  the
Company, Renaissance and their affiliates from any and all claims he or she may have against any of them and being released from certain potential liabilities by the Company and Renaissance, as set forth in Section 4 above;

                         (d)   He knowingly and voluntarily agrees to all of the
terms set forth in this Agreement;

                         (e)   He  knowingly  and  voluntarily  intends  to   be
legally bound by the same;

                         (f)   He  was  advised and hereby is advised in writing
to consider the terms of this Agreement and consult with an attorney of his or her choice prior to executing this Agreement;

                         (g)   He  has  a  full  seven  (7)  days  following the
execution of this Agreement to revoke this Agreement and has been and hereby is advised in writing that this Agreement shall not become effective or enforceable until the revocation period has expired; and

                         (h)   He understands  that  rights  or claims under the
Age Discrimination in Employment Act of 1967 (29 U.S.C.ss.621 et seq.) that may arise after the date of this Agreement is executed are not waived.

                  6.     Non-Disclosure.
                         --------------

                         AE shall not disclose or deliver to any other party any
trade secrets or confidential or proprietary information gained through employment with the Company or Renaissance, except in connection with the performance of his consulting duties hereunder. This includes, but is not limited to, proprietary technologies, patents, patent applications, software programs and tools, financial information, business plans, systems, files, algorithms, file structures, customer lists, supplier lists, internal program structures, options, documentation and data developed by the Company, Renaissance or any subsidiary, affiliate or division thereof. AE agrees that any breach of this Section 6 may cause the Company substantial and irreparable damages that would not be quantifiable and therefore, in the event of any such breach, in addition to other remedies that may be available, the Company and Renaissance shall have the right to seek specific performance and other injunctive and equitable relief.

                  7.    Non-Disparagement.
                        -----------------

                        The Parties mutually agree not to publish, communicate or disseminate any negative information relating to the other Party, including the Company's divisions, affiliates, subsidiaries, products or services, or any of their officers, directors or employees, or any information regarding this Agreement to the public, the media, suppliers, vendors and other industry participants, except that they may disclose its contents to their respective financial advisors, accountants and attorneys and as required by law, rule or regulation adopted pursuant to law (in which case AE shall not be subject to the provisions of this section in respect of any statement made by AE to rebut any false statement made by the Company), court order or decree, or in connection with testimony given or documents subpoenaed in a judicial or administrative proceeding.

                  8.     No Representations.
                         ------------------

                         The  Parties  represent that in signing this Agreement,
they do not rely on nor have they relied on any representation or statement not specifically set forth in this Agreement by any of the releasees or by any of the releasees' agents, representatives or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise.

                  9.     Successors.
                         ----------

                         This  Agreement shall  be binding upon and inure to the
the benefit of the Parties and their respective administrators, representatives, executors, successors and assigns, by reason of merger, consolidation, and/or purchase or acquisition of substantially all of the Company's or Renaissance's assets or otherwise.

                  10.    Governing Law.
                         -------------

                         This  agreement  is made and entered into in this State
of New York, and shall in all respects be interpreted, enforced and governed under the laws of the State of New York.

                  11.    Arbitration.
                         -----------

                         (a)   Any   dispute   arising   between   the  Parties,
including but not limited to those pertaining to the formation, validity, interpretation, effect or alleged breach of this Agreement ("Arbitrable Dispute") will be submitted to arbitration in New York, New York, before an experienced employment arbitrator and selected in accordance with the rules of the American Arbitration Association labor tribunal. Each party shall pay the fees of their respective attorneys, the expenses of their witnesses and any other expenses connected with presenting their claim. Other costs of the arbitration, including the fees of the arbitrator, cost of any record or transcript of the arbitration, administrative fees, and other fees and costs shall be borne equally by the Parties.

                         (b)   Should  any  party  to  this  Agreement hereafter
institute any legal action or administrative proceedings against another party with respect to any claim waived by this Agreement or pursue any other Arbitrable Dispute by any method other than said arbitration, the responding party shall be entitled to recover from the initiating party all damages, costs, expenses and attorneys' fees incurred as a result of such action.

                  12.    Proper Construction.
                         -------------------

                         (a)   The language of all parts of this Agreement shall
in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties;

                         (b)   As used in this Agreement, the term "or" shall be
deemed to include the term "and/or" and the singular or plural number shall be deemed to include the other whenever the context so indicates or requires;

                         (c)   The paragraph headings used in this Agreement are
intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof.

                  13.    Severability.
                         ------------

                         Should  any  of the provisions  of  this  Agreement  be
declared or be determined to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.

                  14.    Entire Agreement.
                         ----------------

                         This  Agreement sets forth the entire agreement between
the Parties, and fully supersedes any and all prior agreements or understandings between the Parties pertaining to the subject matter hereof. All other contracts, agreements or understandings between the Parties are null and void. Without limiting the foregoing, any and all employment agreements, including all amendment and/or addendums thereto, shall be terminated and of no further force or effect, whether or not such agreements state that the same, or portions thereof, are to survive termination.

                  15.    Non-Solicitation and Non-Interference.
                         -------------------------------------

                         For  a  period  of twelve (12) months after the date of
this Agreement, AE shall not:

                         (a)   knowingly  for  the  his own account or  for  the
account of any other person or entity interfere with the Company's, Renaissance's or any of their subsidiaries' or affiliate's business relationship with any of its customers, accounts, employees, principals, partners, stockholders, sales representatives, consultants or trainees; or

                         (b)  employ or otherwise engage, or solicit,  entice or
induce on behalf of the AE or any other person or entity, for the purpose of participation in a business substantially similar to the business of Renaissance, the services, retention or employment of any person who has been an employee, principal, partner, stockholder, sales representative, trainee, consultant to or agent of the Company, Renaissance or any of their subsidiaries or affiliates.

                  16.    Counterparts.
                         ------------

                         This Agreement  may  be executed in counterparts.  Each
counterpart   shall  be  deemed  an  original,  and when taken together with the other signed counterpart, shall constitute one fully executed Agreement.

                  17.    Further Assurances.
                         ------------------

                         From  and  after  the date hereof, the  parties  hereto
shall   take  all  actions,  including   the   execution   and  delivery  of all
documents, necessary to effectuate the terms hereof.

                  18.    Survival.
                         --------

                         All  obligations  of  the  Parties  as set forth herein
shall survive the execution and delivery hereof.

                  PLEASE READ CAREFULLY. THIS SETTLEMENT AND GENERAL RELEASE AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

Dated:   New York, New York                  Dated:  New York, New York
         November 20, 2001                           November 20, 2001


VIZACOM INC.


By:   /s/ Alan Schoenbart                               /s/ Andrew Edwards
   ---------------------------                       ---------------------------
    Name:  Alan Schoenbart                           Andrew Edwards
    Title: CFO